FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 7, 1998

                Date of Earliest Event Reported: December 4, 1998


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                    VIRGINIA                       54-1387365
         (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)         Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000




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ITEM 5: OTHER EVENTS

On December 4, 1998, Dollar Tree Stores, Inc. and Step Ahead Investments, Inc., issued a press release which contains information regarding the determination of the exchange ratio for shares of Step Ahead's stock which are to be converted into Dollar Tree common stock under the terms of the merger agreement previously executed by both parties. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

Exhibit #   Description

99.1 Press release regarding the announcement of the exchange ratio for the merger of Dollar Tree Stores, Inc. and Step Ahead Investments, Inc.




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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: December 7, 1998


                                       DOLLAR TREE STORES, INC.



                                       By: /s/ Frederick C. Coble
                                           --------------------------------
                                                Frederick C. Coble
                                                Senior Vice President, CFO